UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2016

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Extension of Scheduled Maturity under RCF Loan Agreement

On December 5, 2016, Uranium Resources, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Loan Agreement, dated November 13, 2013 (as amended, the “Loan Agreement”), among the Company, those subsidiaries of the Company from time to time party hereto, and Resource Capital Fund V L.P. (“RCF”), which extends the scheduled maturity date of the convertible promissory notes (the “Notes”) issued pursuant to the Loan Agreement from December 31, 2016 to March 31, 2017. The amendment also provides that interest will accrue on the Notes at an annual rate of 15% beginning January 1, 2017.

The foregoing description of the Amendment is not complete and is qualified in its entirety by the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Exchange Agreement

On December 5, 2016, the Company entered into a Master Exchange Agreement (the “Exchange Agreement”) with an entity (the “Creditor”) that acquired from RCF $2,500,000 in principal amount of Notes, plus accrued but unpaid interest, that had been previously issued by the Company to RCF. The Creditor also agreed to purchase an additional $5,500,000 in principal amount of Notes, plus accrued but unpaid interest, prior to the second pricing period discussed below. Pursuant to the Exchange Agreement, the Creditor has the unilateral right to acquire shares of the Company’s common stock in exchange for the Notes issued pursuant to the Loan Agreement, which Notes evidence $8,000,000 of indebtedness of the Company.

The Exchange Agreement provides for two pricing periods, the first of which commenced on December 5, 2016 and the second of which will commence following (i) the effectiveness of a registration statement registering the Creditor’s sale of shares issued pursuant to the Exchange Agreement, and (ii) the Company’s receipt of stockholder approval for the issuance of 20% or more of the Company’s outstanding common stock to the Creditor pursuant to the Exchange Agreement, as required by Nasdaq Listing Rule 5635(d). Each pricing period will end 75 days after commencement, unless earlier terminated by the Creditor.

During each pricing period, the Creditor will have the unilateral right to exchange the Notes for shares of the Company’s common stock or Pre-Funded Warrants (as defined below). The number of shares to be issued upon each exchange will be equal to the principal and accrued but unpaid interest due on the Notes being exchanged, divided by an exchange price per share equal to the greater of (i) 77% of the volume-average weighted price of the Company’s common stock during the pricing period, or (ii) $0.10 per share (the “Exchange Price”). At the end of the second pricing period, unless the Company elects to prepay the amounts outstanding under the Notes, the Creditor will exchange all of the remaining Notes for shares of the Company’s common stock or Pre-Funded Warrants at the exchange rate determined by the second pricing period.

The Creditor does not have the right to exchange Notes for shares of the Company’s common stock to the extent that following such exchange the Creditor would beneficially own in excess of 9.9% of the Company’s common stock, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Maximum Percentage”). In the event that the exchange of Notes into shares of the Company’s common stock would result in the Creditor beneficially owning shares of the Company’s common stock in excess of the Maximum Percentage, the Company will issue pre-funded warrants to the Creditor to purchase shares of the Company’s common stock at a purchase price of $0.01 per share, with the number of such pre-funded warrants to be determined by dividing (a) the principal and accrued but unpaid interest on the Note being exchanged, by (b) the Exchange Price minus $0.01, rounded up to the nearest whole pre-funded warrant in the event of a fraction (the “Pre-Funded Warrants”). In addition, under no circumstances may the aggregate number of shares of common stock issued to the Creditor in connection with the exchange of the Notes at any time exceed 19.9% of the total number of shares of the Company’s common stock outstanding as of the date of the Exchange Agreement, unless the Company has obtained either (i) stockholder approval of the issuance of more than such number of shares pursuant to Nasdaq Marketplace Rule 5635(d) or (ii) a waiver from the Nasdaq Stock Market of the Company’s compliance with Rule 5635(d).

Pursuant to the Exchange Agreement, the Company has agreed to file a registration statement to register the sale of shares acquired or acquirable by the Creditor pursuant to the Exchange Agreement.

The Exchange Agreement contains customary representations, warranties and covenants by the parties. Among other covenants, the Company may not issue certain equity securities until after the end of the second pricing period. In addition, the Company has agreed to indemnify the Creditor and its affiliates for material misstatements or breaches of its obligations under the Exchange Agreement. The Company also agreed to reimburse the Creditor for up to $87,500 of legal fees, costs and expenses.

The foregoing description of the terms and conditions of the Exchange Agreement and Pre-Funded Warrants is not complete and is qualified in its entirety by the full text of the Exchange Agreement and form of Pre-Funded Warrant, copies of which are filed herewith as Exhibit 10.2 and Exhibit 4.1 and incorporated into this Item 1.01 by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K under the caption “Extension of Scheduled Maturity under RCF Loan Agreement” is hereby incorporated by reference into this Item 2.03.

Item 3.02

Unregistered Sales of Equity Securities.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K under the caption “Exchange Agreement” is hereby incorporated by reference into this Item 3.02.

The shares issued under the Exchange Agreement have been or will be issued pursuant to the exemption from registration set forth in Section 3(a)(9) of the Securities Act, which permits an issuer to exchange new securities for existing securities exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

Item 7.01

Regulation FD Disclosure.

On April 8, 2016, the Company issued a press release announcing its entry into the Amendment and the Exchange Agreement. The full text of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K under Item 7.01, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant.
10.1

Amendment No. 3, dated December 5, 2016, to Loan Agreement, dated November 13, 2013, among the Company, those subsidiaries of the Company from time to time party hereto, and Resource Capital Fund V L.P.

10.2	Master Exchange Agreement, dated as of December 5, 2016, between the Company and the Creditor.
99.1	Press Release dated December 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2016

URANIUM RESOURCES, INC.

By:   /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President–Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant.
10.1

Amendment No. 3, dated December 5, 2016, to Loan Agreement, dated November 13, 2013, among the Company, those subsidiaries of the Company from time to time party hereto, and Resource Capital Fund V L.P.

10.2	Master Exchange Agreement, dated as of December 5, 2016, between the Company and the Creditor.
99.1	Press Release dated December 5, 2016.